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                                                                   Exhibit 10.25







                   THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE
                    SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE
                  SECURITIES LAW, AND NO INTEREST IN IT MAY BE SOLD,
                      DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR
                    OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION
                 (OR THE AVAILABILITY OF AN EXEMPTION THEREFROM) AND
                 COMPLIANCE WITH THE OTHER CONDITIONS OF THIS WARRANT


                           -------------------------------

                                     REPLACEMENT

                             PURCHASE WARRANT CERTIFICATE

                                      Issued to:

                            CORT MACKENZIE & THOMAS, INC.

                               Exercisable to Purchase

                            308,750 Shares of Common Stock


                                          of


                              ATHENA MEDICAL CORPORATION


                             Void after November 18, 1999

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This Warrant Certificate certifies that, for value received and subject to the terms and conditions set forth below, the Warrantholder (hereafter defined) is entitled to purchase, and the Company promises and agrees to sell and issue to the Warrantholder, at any time on or before November 18, 1999, up to 308,750 Shares (hereafter defined) at the Exercise Price (hereafter defined).

This Warrant supersedes and replaces in its entirety the warrant issued by the Company to the Warrantholder dated November 18, 1994, following renegotiation of certain of such warrant's terms on the date hereof.

This Warrant is issued subject to all the following terms and conditions:

1. DEFINITIONS OF CERTAIN TERMS: Except as may be otherwise clearly required by the context:

     (a)  COMMON STOCK means the $0.01 par value common stock of the Company.
     (b)  COMPANY means ATHENA Medical Corporation, a Nevada corporation.
     (c) EXERCISE PRICE means the price at which the Warrantholder may purchase one Share (or Securities obtainable in lieu of one Share) upon exercise of the Warrant as determined from time to time pursuant to the provisions hereof. The Exercise Price is $1.50 per Share.
     (d) SECURITIES means the Shares obtained or obtainable upon exercise of the Warrant or securities obtained or obtainable upon exercise, exchange or conversion of such Shares.
     (e) SHARE shall mean one share of Common Stock for which the Warrant is initially exercisable.
     (f)  WARRANT CERTIFICATE means this certificate evidencing the Warrant.
     (g) WARRANTHOLDER means the record holder of the Warrant or Securities. The Warrantholder is CORT MACKENZIE & THOMAS, INC.
     (h) WARRANT means the warrant evidenced by this certificate or any certificate obtained upon permitted transfer or partial exercise of the Warrant evidenced by any such certificate.
     (i)  REQUIRED CONDITION means this Warrant is valid as follows:
          none. The Required Condition has been satisfied as of December 28, 1994 by the consummation of a Stock Sale Agreement between the Warrantholder and the Company dated November 18, 1994.

2. EXERCISE OF WARRANTS. Subject to the Required Condition, all or any part of the Warrant may be exercised at any time on or before 5 p.m. Pacific Time on November 18, 1999 by surrendering this Warrant Certificate, together with appropriate instructions, duly executed by the Warrantholder or by its duly authorized attorney, at the office of the Company, 10180 SW Nimbus, Suite J-5, Portland, Oregon 97223, or at such other office or agency as the Company may designate. Upon receipt of notice of exercise, the Company shall immediately instruct its transfer agent to prepare certificates for the Securities to be received by the Warrantholder upon completion of the Warrant exercise. When such certificates are prepared, the Company shall notify the Warrantholder and deliver such certificates to the Warrantholder or as per the Warrantholder's instructions immediately upon payment in full by the Warrantholder, in lawful money of the United States, of the Exercise Price payable with respect to the Securities being purchased. Such Securities shall be registered with the Securities and Exchange Commission on or before the next registration effected by the Company, and thereafter certificates representing


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     them shall not bear a legend with respect to the Securities Act of 1933, upon compliance with such registration and Section 8(b) of this Warrant. Prior thereto, both the Securities and this Warrant shall be restricted, and bear a legend to comply with federal and state law.

     The Securities to be obtained on exercise of the Warrant will be deemed to have been issued, and the Warrantholder will be deemed to have become a holder of record of those Securities, as of the date of full payment of the Exercise Price.

     If fewer than all the Securities purchasable under the Warrant are purchased, the Company will, upon such partial exercise, execute and deliver to the Warrantholder a new Warrant Certificate (dated the date hereof), in form and tenor similar to this Warrant Certificate, evidencing that portion of the Warrant not exercised.

3. ADJUSTMENTS IN CERTAIN EVENTS. The number, class and price of Securities for which this Warrant Certificate may be exercised are subject to adjustment from time to time upon the occurrence of certain events as follows:

     (a) If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock for which the Warrant is then exercisable will be proportionately increased and the Exercise Price will be proportionately reduced. Conversely, if the outstanding shares of the Company's Common Stock are combined into a smaller number of shares, the number of shares of Common Stock for which the Warrant is then exercisable will be proportionately reduced and the Exercise Price will be proportionately increased.

     (b) In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, purchase of substantially all the assets of the Company or other change in the capital structure of the Company, then the Warrantholder will have 30 days to exercise the purchase right hereunder, or lose all such rights.

     (c) When any adjustment is required to be made in the number of shares of Common Stock purchasable upon exercise of the Warrant, the Company will promptly determine the new number of such shares purchasable upon exercise of the Warrant, and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new number of such shares, and (ii) cause a copy of such statement to be mailed to the Warrantholder within 30 days after the date of the event giving rise to the adjustment.

     (d) No fractional shares of Common Stock or other securities will be issued in connection with exercise of the Warrant.

     (e) Notwithstanding anything herein to the contrary, there will be no adjustment made under the Warrant on account of the sale of the Common Stock or other Securities purchasable upon exercise of the Warrant.


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4.   RESERVATION OF SHARES.  The Company agrees that the number of shares of
     Common Stock or other Securities sufficient to provide for exercise of the Warrant upon the basis set forth above will at all times during the term of the Warrant be reserved for exercise.

5. VALIDITY OF SECURITIES. All Securities delivered upon the exercise of the Warrant will be duly and validly issued in accordance with their terms, and the Company will pay all documentary and transfer taxes, if any, in respect of the original issuance thereof upon exercise of the Warrant.

6. NO RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein, the Warrantholder will not, by virtue of ownership of the Warrant, be entitled to any rights of a shareholder of the Company.

7. TRANSFER OF WARRANT. This is not a bearer warrant. This Warrant may be sold, assigned, encumbered or otherwise transferred if: (a) the Company receives an opinion of counsel to the Warrantholder, reasonably satisfactory to the Company, that the proposed transfer is exempt from registration under federal and applicable state securities laws or the transaction is otherwise in compliance with the registration requirements thereof; and (b) if a partial transfer is proposed, not fewer than 5,000 Securities per transferee are the subject thereof. Any warrant issued to any such transferee may not be sold, assigned, encumbered or otherwise transferred (except by will or the laws of intestacy), in whole or in part, without the prior written consent of the Company and compliance with applicable securities laws.

8. COMPLIANCE WITH SECURITIES LAWS; LIMITATION ON SALES. By accepting this Warrant, the Warrantholder represents, acknowledges and agrees that:

     (a) This Warrant, and the Securities if the Warrant is exercised, are acquired only for investment, for the Warrantholder's own account, and without any present intention to sell or distribute this Warrant or the Securities. The Warrantholder further acknowledges that the Securities will not be issued pursuant to any exercise of this Warrant unless the exercise and the issuance and delivery of such Securities shall comply with all relevant provisions of law, including without limitation the Securities Act of 1933, as amended (the "1933 Act"), and other federal and state securities laws and regulations, and the requirements of any stock exchange upon which the Securities may then be listed.

     (b) Notwithstanding anything in Section 8(a) above to the contrary, and as provided in Section 2 above, the Company has agreed to register the Securities. During the period that the Company's registration statement is effective, the Warrantholder may not sell any of the Securities acquired by exercise of this Warrant which, together with all sales of restricted and other securities of the same class of the Company for the account of the Warrantholder, exceed within any three-month period the greater of (i) 1.0% of the Company's issued Common Stock as shown on the most recent report or statement published by the Company, or (ii) the average weekly reported volume of trading in such Common Stock on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding receipt of the order to execute the transaction by the Warrantholder's broker or the date of execution of the transaction directly with a market maker. If the Company's prospectus included in the registration statement (including any amendments)


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          is not in compliance with the 1933 Act at any time while the registration statement is effective, the Company will take reasonably prompt action to update the prospectus to comply with the 1933 Act and the Warrantholder may not conduct any trading until the prospectus is updated.

9. MISCELLANEOUS. No amendment, waiver, termination or other change to this Warrant or any term of it will be effective unless set forth in a writing signed by the party sought to be bound. Any notices required or permitted under this Warrant must be in writing and will be deemed to have been given when personally delivered to a party or 48 hours after deposit in the United States Mail, first class postage prepaid by both first class and certified mail, return receipt requested, or 48 hours after delivery to a recognized national overnight carrier, with overnight shipping charges paid, and addressed to such party as follows:

     If to the Company:            ATHENA Medical Corporation
                                   10180 SW Nimbus Ave., Suite J-5
                                   Portland, OR  97223
                                   Attn: William H. Fleming, President

     If to the Warrantholder:      Cort MacKenzie & Thomas, Inc.
                                   5335 SW Meadows Road,
                                    Suite 270
                                   Lake Oswego, OR  97035
                                   Attn:  Thomas C. Stewart, President

     or such other address as a party may specify by a notice in writing, given in the same manner.

10. APPLICABLE LAW. This Warrant Certificate will be governed by and construed in accordance with the laws of the state of Oregon, without reference to conflict of laws principles thereunder. All disputes relating to this Warrant Certificate shall be tried before the courts of Oregon located in Multnomah County, Oregon, to the exclusion of all other courts that might have jurisdiction.

DATED March ___, 1996, in replacement of the warrant dated November 18, 1994.

ATHENA MEDICAL CORPORATION


By
  ----------------------------------------
  William H. Fleming, President


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